                                                                   EXHIBIT 99.2


                               SEVERANCE AGREEMENT

                  SEVERANCE  AGREEMENT,  dated as of  February  25,  2001
(this "Agreement"), by and among AVAX Technologies, Inc., a Delaware corporation (the "Corporation"), and Dr. Jeffrey M. Jonas (the "Executive").

                                    RECITALS

                  WHEREAS, the Corporation and the Executive entered into an employment agreement dated as of October 15, 1999 (the "Employment Agreement"), pursuant to which the Executive agreed to serve as President and Chief Executive Officer of the Corporation;

                  WHEREAS, the Executive has served as President and Chief Executive Officer of the Corporation since June 1, 1996;

                  WHEREAS, the Executive has resigned, effective as of February 28, 2001, from his positions as President, Chief Executive Officer and a director of the Corporation; and

                  WHEREAS, the Corporation and the Executive have agreed that it is in their respective best interests to provide for an amicable separation by setting forth the parties' rights and obligations with respect to each other in connection with the Executive's resignation.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Executive and the Corporation agree as follows:

                  1.       TERMINATION OF THE EXECUTIVE'S EMPLOYMENT.

                  The Executive hereby confirms his resignation from his positions as President, Chief Executive Officer and a director of the Corporation (and all subsidiaries of the Corporation) effective as of February 28, 2001 (the "Termination Date").

                  2.       TERMINATION OF THE EXECUTIVE'S EMPLOYMENT AGREEMENT.

                  The Executive and the Corporation hereby agree that the Employment Agreement is terminated effective as of the Termination Date; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained in the Employment Agreement, the respective rights and obligations of the Executive and the Corporation under Sections 3 (c) and (e) (Compensation), 6 (Confidential Information), 7 (Ownership of Proprietary Information), 8 (Disclosure and Ownership of Inventions) and 11 (Indemnification) shall survive such termination as amended herein.

                  3.       SEVERANCE COMPENSATION.

                           a.       In consideration of the Executive's
execution of the Severance Agreement, the Executive shall receive a lump sum payment equal to (i) $315,000 payable on March 6, 2001 (the first business day following the eighth day after execution by the Executive of the Severance

Agreement) and (ii) $78,750 payable on March 1, 2002 (collectively referred to as the "Severance Payment"); provided, that the Executive shall not in the interim have revoked his agreement hereto as set forth in Section 8(e) hereof; provided further, however, that the amounts payable to the Executive pursuant to clause (ii) above shall be offset by any payments that the Executive is then entitled to earn as salary from alternative employment during the period from March 1, 2002 through May 31, 2002. Each Severance Payment shall be made by certified or cashier's check representing immediately available funds to be delivered by the Corporation to the Executive on or before the date that such Severance Payment is due.

                           b.       The Severance  Payment shall be subject to
all applicable withholding taxes; provided, however, that all such applicable taxes are to be withheld at the minimum amounts or in accordance with the minimum rates as provided by applicable federal and state laws. The Executive hereby acknowledges that the Severance Payment represents all monies payable to him by the Corporation, including, without limitation, wages, payment for accrued and unused vacation days, holiday pay, sick pay and severance pay.

                           c.       In addition to the  foregoing, the
Executive shall be paid his regular salary payment covering the period through February 28, 2001 by check delivered by the Corporation on February 28, 2001.

                  4.       OPTIONS.

                           a.       The Corporation has granted to the
Executive options to purchase an aggregate of 962,761.50 shares (the "Stock Options") of the Corporation's common stock, par value $.004 per share ("common stock"). Through June 30, 2002, the Stock Options shall continue to vest and become fully exercisable in accordance with the respective vesting schedule (attached hereto as Schedule 2) for each Stock Option as provided in the respective Notice of Grant of Stock Option. On July 1, 2002, all Stock Options that have not previously vested shall expire. Notwithstanding anything in the Severance Agreement to the contrary, all then outstanding Stock Options shall vest and become fully exercisable on the 10th business day preceding the record date or effective date, as applicable, of a Change of Control, as defined in the letter of employment dated May 17, 1996, as amended on April 7, 1997, from the Corporation to the Executive.

                           b.       Provided that the Executive shall not have
revoked the Severance Agreement as set forth in Section 8(e) hereof, the Stock Options shall expire in accordance with the respective Expiration Date (as defined in each Notice of Grant of Stock Option) set forth for each Stock Option and without regard to the cessation of service provisions contained in Section 6 of the respective Stock Option Agreements relating to the Stock Options. The Corporation agrees to keep in effect with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (or successor form) covering the shares of common stock issuable pursuant to exercise of the Stock Options at all times until all of the Stock Options have either been exercised or have expired.

                  5.    SALE OF SHARES.

                           a.       The Executive hereby represents and
warrants, as of the date of the Severance Agreement, he owns 9,301 shares of common stock (excluding common stock issuable upon exercise of the Stock Options). Any restrictive legends formerly applicable to such shares shall be deemed to have expired as of the date 90 days after the Executive's resignation, and, at that time, the

Corporation shall take all necessary and appropriate steps to release such shares from the restrictions formerly imposed by the legend.

                           b.       Commencing on the date of the Severance
Agreement and continuing until February 28, 2002, the Executive shall not sell any shares of common stock that are issued upon the exercise of the Executive's options and that are acquired by the Executive after the date hereof.

                           c.       From March 1, 2002 to February  28,  2004,
the Executive may sell during any given calendar week no more than 10,000 shares of common stock. Sales of shares shall be made in blocks of not more than 5,000 shares per day.

                           d.       The Executive may make gifts of his shares
of common stock, provided that the recipient of such gift shall agree that any sales made by the recipient shall be subject to the selling limitations set forth in this Section 5.

                           e.       All of the  Executive's  sales of shares of
common stock under this Section 5 shall be made through a broker that can provide appropriate documentation regarding compliance with the terms hereof. All shares issued upon exercise of the Stock Options shall be held of record by the Executive (or his giftee) until sold in accordance with the Severance Agreement.

                           f.       The  provisions of Sections 5(b), 5(c)
and 5(e) above shall not apply to any sale or other disposition of shares of common stock by the Executive in any transaction approved by the Board of Directors of the Corporation or to any sale or other disposition in a private transaction in which the purchaser agrees in writing to be bound by the restrictions on transfer contained in Sections 5(b), 5(c) and 5(e) above, as modified by this Section 5(f).

                  6.       BENEFITS.

                           a.       Pursuant to the requirements of the
Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), the Executive and his covered dependents are eligible to continue health and dental insurance coverage for eighteen (18) months from the Termination Date. The Executive hereby acknowledges that he has received all requisite COBRA information and is hereby electing to continue health and dental insurance coverage for himself and his dependants at his own expense, effective as of the Termination Date.

                           b.       The Executive shall be eligible to exercise
all rights as a participant under the Corporation's 401(k) retirement savings plan, and shall be entitled to make such contributions to such 401(k) retirement savings plan as entitled under the terms of the plan and the limitations of applicable law. Nothing in the Severance Agreement is intended to limit such rights or entitlement to contributions.

                           c.       The Corporation shall transfer the life
insurance policy on the life of the Executive described in Section 3(e) of the Employment Agreement, and the individual supplemental disability policy currently providing coverage to the Executive, and all accrued benefits thereunder at no cost to the Executive on March 6, 2001, the first business day following the eighth day after execution by the Executive of the Severance Agreement; provided, that the Executive shall not have revoked his agreement hereto as set forth in Section 8(e) hereof.

                           d.       The Corporation shall provide  continuing
Directors and Officers
                                       3
insurance coverage to the Executive under its Directors and Officers policy for a period of six years from the date hereof.

                           e.       The Corporation shall reimburse the
Executive for all reasonable legal expenses (not to exceed $15,000.00) associated with the preparation and negotiation of the Severance Agreement.

                  7. PROPERTY. The Executive hereby represents and warrants that attached hereto as SCHEDULE 1 is a complete, true and accurate list of all property owned by the Corporation currently in the possession of the Executive ("Company Property"). The Executive hereby covenants that all Company Property will be returned to the Corporation on or before the Termination Date. Notwithstanding the foregoing, the Executive shall be entitled to retain the Corporation's laptop computer which he is presently using, provided that all programs, files, software, improvements and information relating to the Corporation are removed and/or deleted from the laptop computer by Brent Flanders or Tom Stratman, on behalf of the Corporation, on or before the Termination Date. The Corporation shall not be responsible for the cost of any repair or maintenance of the laptop computer that currently or in the future may be required. The Executive may remove all personal property, including personal files unrelated to the Corporation, on or before the Termination Date, so long as the Executive is accompanied by Rick Wright, as counsel to the Corporation.

                  8.       GENERAL RELEASE AND WAIVER.

                           a.       The Executive hereby irrevocably and
unconditionally releases, remises, acquits and discharges the Corporation and its respective subsidiaries, officers, directors and employees, and each of their successors and assigns, jointly and severally, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys fees and cost actually incurred), known or unknown, which the Executive, his heirs, successors, or assigns have or may have against any of such parties and any and all liability which any of such parties may have to the Executive whether denominated claims, demands, causes of action, obligations, damages or liabilities arising from any and all bases, however denominated, including but not limited to claims under the Employment Agreement, claims of discrimination under the Civil Rights Act of 1866, as amended, the Civil Rights Act of 1991, as amended, Title VII of the United States Civil Rights Act of 1964, as amended, 42 U.S.C. Section 1981, the Equal Pay Act, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, as amended, the human rights laws of the State of Missouri and Kansas City, or any other federal, state or local law concerning wages, employment or discharge, and any other law, rule, or regulation or workers' compensation or disability claim under any such laws. Notwithstanding any other provision of the Severance Agreement, this release is not intended to interfere with the Executive's right to file a charge with the U.S. Equal Employment Opportunity Commission in connection with any claim he believes he may have against the Corporation. However, by signing and returning the Severance Agreement, the Executive agrees to waive the right to recover damages in any proceeding he may bring before the U.S. Equal Employment Opportunity Commission or in any proceeding brought by the U.S. Equal Employment Opportunity Commission on his behalf. This release relates to claims directly or indirectly arising from and during his employment relationship with the Corporation or as a result of the termination of such relationship. This release is for any relief, no matter how denominated, including but not limited to wages, back pay, front pay, tort claims, compensatory damages or punitive damages, in any such case whether or not such claims have been previously asserted by the Executive. The Executive further agrees that he will not file or permit to be filed on his behalf any such released claim. This release shall not apply to any of the obligations set forth in the Severance Agreement.

                           b.       The Executive hereby acknowledges that he
has been advised to consult with an attorney in connection with his execution of the Severance Agreement and that he has done so.

                           c.       The  Executive expressly acknowledges
that the termination benefit being offered to him hereby is a benefit to which he would not be entitled without executing the foregoing release, and constitutes consideration for the foregoing release.

                           d.       The Executive hereby acknowledges that he
has been provided the opportunity to take twenty-one (21) days to consider whether to execute the Severance Agreement, and the Executive has chosen to waive such period and execute the Severance Agreement prior to the expiration of that twenty-one (21) day waiting period.

                           e.       The  Executive understands that during
the seven (7) days following his execution of the Severance Agreement the Executive may revoke his agreement hereto at any time by notifying the Corporation in writing. The Executive acknowledges and agrees that in the event that the Executive revokes his agreement hereto this entire Agreement will be thereby revoked.

                  9.       RELEASE BY THE CORPORATION.

                           a.       The Corporation, on behalf of itself, its
respective subsidiaries, officers, directors and employees, and each of their respective predecessors, successors and assigns, jointly and severally, hereby irrevocably and unconditionally releases, acquits and forever discharges Executive, Executive's successors, heirs, assigns, executors, administrators and/or estate, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorney's fees and costs actually incurred), known or unknown, that directly or indirectly arise out of, relate to or concern Executive's employment or termination of employment with the Corporation (the "Corporation Claims") which the Corporation has, owns or holds, or at any time heretofore had, owned or held against the Executive up to the date on which it executes the Severance Agreement.

                           b.       The Corporation, on behalf of itself, its
respective subsidiaries, officers, directors and employees, and each of their respective predecessors, successors and assigns, jointly and severally, represents and warrants that it has not filed any complaints or charges asserting any Corporation Claims against the Executive with any local, state or federal agency or court. The Corporation further represents and warrants that it has not assigned or transferred to any person or entity any Corporation Claims or any part or portion thereof.

                           c.       The Corporation agrees that it will not
hereafter pursue any Corporation Claims against the Executive by filing a lawsuit in any local, state or federal court for or on account of anything which has occurred up to the present time as a result of Executive's employment; provided, however, that nothing in this Section 9 shall be deemed to release Executive from any claims the Corporation may have under the Severance Agreement.

                           d.       Notwithstanding  any provision of this
Section 9 to the contrary, the release described in this Section 9 shall not apply to any Corporation Claim if:

                                    (i)     the Corporation was unaware of such
                                            Corporation  Claim as of the date
                                            hereof;

                                    (ii)    the Corporation could not have
                                            discovered such Corporation Claim on
                                            or before the date hereof through
                                            diligent investigation; AND

                                    (iii)   the Executive fraudulently concealed
                                            such Corporation Claim, through
                                            active concealment, in addition to
                                            the Executive's conduct giving rise
                                            to such Corporate Claim.

         With respect to the exception described in this Section 9(d), the Corporation has conducted a diligent investigation and is not aware of any Corporate Claims as of the date hereof.

                  10.      FUTURE COOPERATION.

                  For a period of one year from the date hereof, without waiving any privileges or rights, the Executive agrees that so long as the Corporation is in full compliance with its obligations under the Severance Agreement, he will make himself available to consult with the Corporation on reasonable advance notice for up to three (3) business days per calendar month to provide reasonable transition assistance as well as cooperation with respect to matters relating to the operations of the Corporation during Executive's tenure. Without executive's prior consent, such consultation shall not require him to travel outside of Kansas City. The Executive shall make all travel and hotel arrangements and reservations as necessary. The Corporation shall reimburse the Executive for all of his expenses incurred in connection with such assistance and cooperation and shall pay the Executive for such assistance and cooperation at a rate of $400.00 per hour (including all travel time), such reimbursement and payments to be made within two weeks of delivery of an invoice therefor by the Executive to the Corporation.

                  11.      NON-DISPARAGEMENT/PUBLIC ANNOUNCEMENT.

                           a.       The Executive and the Corporation mutually
agree not to make any statements, in writing or otherwise, that disparage the reputation or character of the other party hereto (and, with respect to the Corporation and its affiliates, its and their respective officers, directors, employees and agents), at any time for any reason whatsoever, except in connection with any litigation or administrative proceedings by or between the Executive and the Corporation or as otherwise required by law. The Corporation shall inform its officers, directors and employees that they may not at any time whatsoever make any statements, in writing or otherwise, that disparage the reputation or character of the Executive or that contain untrue facts about the Executive or omit material facts about the Executive necessary to make any statements made about the Executive not misleading, except in connection with any litigation or administrative proceedings by or between the Executive and the Corporation or as otherwise required by law, and the Corporation shall be liable to the Executive if any officers or directors of the Corporation make any such statements, without limiting the right of the Executive to pursue his legal rights against any such persons if they make any such statements.

                           b.       The Corporation shall provide the Executive
with drafts of any press releases, securities law filings, or other documents, whether internal or external, referring to the resignation or tenure of the Executive as far as possible in advance of the release or dissemination of such information. The Executive may review and comment upon such releases, filings and other documents, and the Corporation shall exercise reasonable efforts to modify such statements to accommodate the Executive in accordance with federal securities laws. Subsequent to the Executive's acceptance of a specific press release, securities law filing, or other document, the Corporation may re-release, re-use or re-disseminate such prior approved press release, securities law filing, or other document without further acceptance by the Executive.

                  12.      NON-SOLICITATION.

                           From the date of the Severance Agreement until
August 31, 2002, Executive shall not, directly or indirectly, without the prior written consent of the Corporation, solicit or induce any employee of the Corporation or any of its subsidiaries, Affiliates, successors or assigns to leave the employ of the Corporation or any Affiliate. From the date of the Severance Agreement until August 31, 2001, the Executive shall not hire, for any purpose, any present or former employee of the Corporation, or any of its subsidiaries, Affiliates, successors or assigns; provided, however, notwithstanding any provision of the Severance Agreement to the contrary, the Executive may hire, Erica Rich, for any purpose, following the date hereof.

                  13.      NON-COMPETITION.

                           a.       The Executive understands and recognizes
that his services to the Corporation are special and unique and agrees that until August 31, 2001, he shall not in any manner, directly or indirectly, on behalf of himself or any person, firm, partnership, joint venture, corporation or other business entity ("Person"), enter into or engage in any business whose primary focus is in the area of cancer vaccines (the "Restricted Business"), either as an individual for his own account, or as a partner, joint venturer, executive, agent, consultant, salesperson, officer, director or shareholder of a Person whose primary focus is the Restricted Business; provided, however, that nothing herein will preclude the Executive from holding one percent (1%) or less of the stock of any publicly traded company or from holding a position with a Person whose primary focus is the Restricted Business so long as (i) the Executive works in a division of such Person whose primary focus is not the Restricted Business and (ii) the Executive has no responsibilities for the direct supervision of, and will not in the ordinary course of discharging his responsibilities become involved in the analysis of proprietary data or marketing strategies relating to the Restricted Business.

                           b.       In the event that the Executive breaches
any provision of this Section 13 or there is a threatened breach, then, in addition to any other rights which the Corporation may have, the Corporation shall be entitled, without the posting of a bond or other security, to injunctive relief to enforce the restrictions contained herein. In the event that an actual proceeding is brought in equity to enforce the provisions of this
Section 13, the Executive shall not urge as a defense that there is an adequate remedy at law nor shall the Corporation be prevented from seeking any other remedies which may be available.

                  14.      GENERAL PROVISIONS.

                           a.       If any provision contained in the Severance
Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision will be modified to the extent necessary to permit it to be enforceable, and the remaining provisions of the Severance Agreement will continue to be in force. The parties agree that the Severance Agreement shall be construed, enforced and interpreted in accordance with and governed by the laws of the State of Delaware without regard to its conflicts of law rules.

                           b.       This  Agreement contains the entire
agreement among the Executive and the Corporation with respect to the matters contemplated herein and supersedes all prior agreements or understandings, whether written or oral, among the parties with respect to such matters. The terms of the Severance Agreement may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of a party to insist on strict compliance with any provision of the Severance Agreement shall not be deemed a waiver of such provision or any other provision hereof. This Agreement is binding upon the heirs and personal representatives of the Executive and upon the successors and assigns of the Corporation.

                           c.       The section headings contained in the
Severance Agreement are for the convenience of reference only and shall not affect the construction of any provision of the Severance Agreement.

                           d.       This Agreement may be executed in two or
more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed the Severance Agreement as of the date first written above.


                          AVAX TECHNOLOGIES, INC.


                          By:     /s/   James Currie
                               ------------------------------------------------
                               Name: James Currie
                               Title:   Authorized Director


                          EXECUTIVE


                                 /s/   Jeffrey M. Jonas, M.D.
                              -------------------------------------------------
                              Dr. Jeffrey M. Jonas

                                   SCHEDULE 1

-        Nextel cellular telephone
-        Hewlett-Packard Journada
-        RIM Blackberry pager
-        LCD projector case

                                   SCHEDULE 2

                                JEFFREY M. JONAS

                     SCHEDULES OF OPTIONS ISSUED AND VESTING

                GRANT     VESTING      EXPIRATION                  EXERCISE   VESTED AS OF   VESTED AS OF   VESTED AS OF
                DATE    COMMENCEMENT      DATE        AMOUNT        PRICE       2/23/01       2/23/02        6/30/02
             -----------------------------------------------------------------------------------------------------------
Agreement 1   6/17/96      9/1/96        9/1/03     318,872.50      $1.00      318,872.50     318,872.50     318,872.50
Agreement 2   7/10/97      9/1/97        9/1/04     150,000.00      $4.50      131,250.00     150,000.00     150,000.00
Agreement 3   10/7/98     10/7/98       10/7/05     120,000.00      $1.25       75,000.00     105,000.00     112,500.00
Agreement 4  11/16/99      1/1/00      11/16/06     121,246.00      $2.94       37,889.38      68,200.88      75,778.75
Agreement 5  11/22/99      1/1/00      11/22/06     202,643.00      $2.94       63,325.94     113,986.69     126,651.88
Agreement 6    6/8/00      7/1/00        6/8/07      50,000.00      $8.81        9,375.00      21,875.00      25,000.00

                     TOTALS                         962,761.50                 635,712.81     777,935.06     808,803.13
                   % VESTED                                                         66.0%          80.8%          84.0%

VESTING DATES          AGREEMENT 1       AGREEMENT 2       AGREEMENT 3      AGREEMENT 4       AGREEMENT 5      AGREEMENT 6
                 1           9/1/96            9/1/97           10/7/98           1/1/00            1/1/00           7/1/00
                 2          12/1/96           12/1/97            1/7/99           4/1/00            4/1/00          10/1/00
                 3           3/1/97            3/1/98            4/7/99           7/1/00            7/1/00           1/1/01
                 4           6/1/97            6/1/98            7/7/99          10/1/00           10/1/00           4/1/01
                 5           9/1/97            9/1/98           10/7/99           1/1/01            1/1/01           7/1/01
                 6          12/1/97           12/1/98            1/7/00           4/1/01            4/1/01          10/1/01
                 7           3/1/98            3/1/99            4/7/00           7/1/01            7/1/01           1/1/02
                 8           6/1/98            6/1/99            7/7/00          10/1/01           10/1/01           4/1/02
                 9           9/1/98            9/1/99           10/7/00           1/1/02            1/1/02           7/1/02
                10          12/1/98           12/1/99            1/7/01           4/1/02            4/1/02          10/1/02
                11           3/1/99            3/1/00            4/7/01           7/1/02            7/1/02           1/1/03
                12           6/1/99            6/1/00            7/7/01          10/1/02           10/1/02           4/1/03
                13           9/1/99            9/1/00           10/7/01           1/1/03            1/1/03           7/1/03
                14          12/1/99           12/1/00            1/7/02           4/1/03            4/1/03          10/1/03
                15           3/1/00            3/1/01            4/7/02           7/1/03            7/1/03           1/1/04
                16           6/1/00            6/1/01            7/7/02          10/1/03           10/1/03           4/1/04